[FORM OF FACE OF CERTIFICATE]

SOUTHEAST COMMERCE HOLDING COMPANY

INCORPORATED UNDER THE LAWS OF GEORGIA

THE CORPORATION IS TO ISSUE 15,000,000 SHARES OF COMMON STOCK - PAR VALUE $.01 EACH

This certifies that _______________________________is the registered holder of _______________________________ Shares of Common Stock which are fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

      In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of _______________ A.D. 19____


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SECRETARY                                    PRESIDENT


[FORM OF BACK OF CERTIFICATE]

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM  --as tenants in common            UNIF GIFT MIN ACT-- ______Custodian
TEN ENT  --as tenants by the entireties                                      (Cust)(Minor)
JT TEN   --as joint tenants with right of                      under Uniform Gifts to Minors
         survivorship and not as tenants              Act_________________
         in common                                                   (State)


Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
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                                                      --------------------------

     In presence of

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.